SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2003



                              JACK IN THE BOX INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                   1-9390                  95-2698708
    -----------------------      ----------------          --------------
    (State of Incorporation)     (Commission File         (I.R.S. Employer
                                     Number)            Identification Number)



9330 BALBOA AVENUE, SAN DIEGO, CA             92123
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(Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (858) 571-2121
                                                           --------------


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

ITEM  7(c)    Exhibits.  The following exhibits are filed with this report.
              ---------

Number        Description
------        -----------

99.1          Press release issued May 14, 2003


ITEM 9. REGULATION FD DISCLOSURE (Item 12, Results of Operations and Financial Condition)

         The information contained in this item 9 is being furnished under Item 12 "Results of Operations and Financial Condition" on Form 8-K in accordance with SEC Release No. 33-8216.

         Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the press release of Jack in the Box Inc. dated May 14, 2003, reporting Jack in the Box Inc. financial results for the quarter ended April 13, 2003.

         Jack in the Box Inc. will conduct a conference call on May 14, 2003 at 8:30 a.m. PT to review second quarter results. Investors can hear this conference call live by visiting the Jack in the Box home page at www.jackinthebox.com. Access the Jack in the Box home page at least 15 minutes prior to the call in order to download and install any necessary audio software. Investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.

         Jack in the Box provides a non-GAAP measure of earnings per share for the third quarter of fiscal 2002 in its earnings release. The presentation excludes the impact of an unusually low effective tax rate and the amortization expense related to indefinite life intangible assets in the third quarter of fiscal 2002, both of which impact the comparability of one quarter to another. The presentation is used by the company and useful to investors in facilitating comparison of comparable performance year over year.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       JACK IN THE BOX INC.


                                       By:      JOHN F. HOFFNER
                                                -----------------------------
                                                John F. Hoffner
                                                Executive Vice President
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                (Duly Authorized Signatory)


Date:  May 14, 2003